UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) : April 14, 2010

Commission File No. 333-136643

ONE BIO, CORP.
(Exact name of registrant as specified in its charter)

Florida	59-3656663
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

19950 West Country Club Drive, Suite 100, Aventura, FL 33180
(Address of principal executive offices)

877-544-2288
(Issuer telephone number)

(Former Name and Address)

EXHIBITS:

The following exhibits are filed as part of this Amendment No. 1 to the Form 8-K dated April 14, 2010:

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.04 +
Exhibit A to the Share Purchase Agreement dated April 14, 2010, between ONE Bio, Corp. (“ONE”) and certain shareholders of Green Planet Bioengineering, Co., Ltd. (“Green Planet”) - Assignment Separate from Certificate (Stock Power) from Min Zhao to ONE

10.05 (1)
Articles of Incorporation of ONE filed on June 30, 2000, with the Secretary of State of Florida and Bylaws of ONE filed as Schedule 3.1 to the Share Purchase Agreement dated April 14, 2010, between ONE and certain shareholders of Green Planet

10.06 (2)
Amended and Restated Articles of Incorporation of ONE filed on April 21, 2006, with the Secretary of State of Florida filed as Schedule 3.1 to the Share Purchase Agreement dated April 14, 2010, between ONE and certain shareholders of Green Planet

10.07 +
Amended and Restated Articles of Incorporation of ONE filed on September 26, 2007, with the Secretary of State of Florida filed as Schedule 3.1 to the Share Purchase Agreement dated April 14, 2010, between ONE and certain shareholders of Green Planet

10.08 +
Articles of Amendment to Articles of Incorporation of ONE filed on June 8, 2009, with the Secretary of State of Florida filed as Schedule 3.1 to the Share Purchase Agreement dated April 14, 2010, between ONE and certain shareholders of Green Planet

10.09 +
Articles of Amendment to Articles of Incorporation of ONE filed on October 26, 2009 with the Secretary of State of Florida filed as Schedule 3.1 to the Share Purchase Agreement dated April 14, 2010, between ONE and certain shareholders of Green Planet

10.10 +	Officer’s certificate
10.11 +	Unanimous Written Consent of the Board of Directors of ONE filed as Schedule 3.7 to the Share Purchase Agreement dated April 14, 2010, between ONE and certain shareholders of Green Planet
10.12 (3)
Articles of Incorporation dated of Green Planet (f/k/a Mondo Acquisition II, Inc.) filed on October 30, 2006, with the Secretary of State of Delaware and By-Laws of Green Planet (f/k/a Mondo Acquisition II, Inc.) filed as Schedule 2.1 to Agreement dated April 14, 2010, cancelling that Amended and Restated Green Planet Preferred Stock Purchase Agreement

10.13 (4)
Certificate of Amendment of Certificate of Incorporation of Green Planet (f/k/a Mondo Acquisition II, Inc.) filed on October 3, 2008, filed  as Schedule 2.1 to Agreement dated April 14, 2010, cancelling that Amended and Restated Green Planet Preferred Stock Purchase Agreement

10.14 +	Officer’s certificate
10.15 +
Unanimous Written Consent of the Board of Directors of Green Planet filed as Schedule 2.3 to the Agreement dated April 14, 2010, cancelling that Amended and Restated Green Planet Preferred Stock Purchase Agreement

10.16 (5)
Articles of Incorporation and all amendments of ONE and By Laws of ONE (and Officer’s certificate) filed as Schedule 3.1 to the Agreement dated April 14, 2010, cancelling that Amended and Restated Green Planet Preferred Stock Purchase Agreement

10.17 (6)
Unanimous Written Consent of the Board of Directors of ONE filed as Schedule 3.3 to the Agreement dated April 14, 2010, cancelling that Amended and Restated Green Planet Preferred Stock Purchase Agreement

10.18 (7)
Articles of Incorporation and all amendments of Green Planet and Bylaws of Green Planet (and Officer’s certificate) filed as Schedule 2.1 to the Option to purchase 100% of the stock of Elevated Throne Overseas Ltd. dated April 14, 2010

10.19 (8)	Unanimous Written Consent of the Board of Directors of Green Planet field as Schedule 2.9 to the Option to purchase 100% of the stock of Elevated Throne Overseas Ltd. dated April 14, 2010

10.20 (5)
Articles of Incorporation and all amendments of ONE and By Laws of ONE (and Officer’s certificate) field as Schedule 3.1 to the Option to purchase 100% of the stock of Elevated Throne Overseas Ltd. dated April 14, 2010

10.21 (9)	Unanimous Written Consent of the Board of Directors of ONE Filed as Schedule 3.5 to the Option to purchase 100% of the stock of Elevated Throne Overseas Ltd. dated April 14, 2010

+ Filed herewith.

(1)	Incorporated by reference to Exhibits 3.1, 3.2 and 3.3 to Form SB-2 filed by ONE (f/k/a Contracted Services, Inc.) on August 15, 2006

(2)	Incorporated by reference to Exhibit 3 to Form 8-K filed on October 2, 2007 filed by ONE (f/k/a Contracted Services, Inc.)

(3)	Incorporated by reference to Exhibits 3.1 and 3.2 to Form 10SB12G filed by Green Planet (f/k/a Mondo Acquisition II, Inc.) on May 2, 2007

(4)	Incorporated by reference to Exhibit 3.1 to Form 8-K filed by Green Planet on October 6, 2008

(5)	Incorporated by reference to Exhibits 10.05. 10.06, 10.07, 10.08, 10.09, and 10.10 of this Amendment No. 1 to the Form 8-K

(6)	Incorporated by reference to Exhibit 10.11 of this Amendment No. 1 to the Form 8-K

(7)	Incorporated by reference to Exhibits 10.12, 10.13 and 10.14 of this Amendment No. 1 to the Form 8-K

(8)	Incorporated by reference to Exhibit 10.15 of this Amendment No. 1 to the Form 8-K

(9)	Incorporated by reference to Exhibit 10.11 of this Amendment No. 1 to the Form 8-K

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONE Bio, Corp.

July 29, 2010	/s/ Marius Silvasan
Marius Silvasan
Chief Executive Officer and Director

July 29, 2010	/s/ Cris Neely
Cris Neely
Chief Financial Officer and Director